UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 25, 2009

LADISH CO., INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23539	31-1145953
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

5481 S. Packard Avenue
Cudahy, Wisconsin 53110
(Address of principal executive offices, including zip code)
(414) 747-2611
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        On September 25, 2009, the Registrant filed a press release which announced the retirement of the Registrant’s Chief Executive Officer and his resignation as a director. In addition, the press release also announced the appointment of a new Chief Executive Officer and two new directors..

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

10.1	January 1, 2009 agreement between Registrant and Kerry L. Woody

10.2	September 25, 2009 agreement between Registrant and Kerry L. Woody

99.1	September 25, 2009 Press Release

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

LADISH CO., INC.
Date: September 25, 2009	By: /s/ Wayne E. Larsen
Wayne E. Larsen
Vice President Law/Finance & Secretary

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